                                                                    Exhibit 99.q

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               DOUGLAS A. HACKER
                                               ---------------------------
                                               Douglas A. Hacker

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               JANET LANGFORD KELLY
                                               ---------------------------
                                               Janet Langford Kelly

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               RICHARD W. LOWRY
                                               ---------------------------
                                               Richard W. Lowry

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               WILLIAM E. MAYER
                                               ---------------------------
                                               William E. Mayer

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               CHARLES R. NELSON
                                               ---------------------------
                                               Charles R. Nelson

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               JOHN J. NEUHAUSER
                                               ---------------------------
                                               John J. Neuhauser

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               PATRICK J. SIMPSON
                                               ---------------------------
                                               Patrick J. Simpson

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               THOMAS E. STITZEL
                                               ---------------------------
                                               Thomas E. Stitzel

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               THOMAS C. THEOBALD
                                               ---------------------------
                                               Thomas C. Theobald

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               ANNE-LEE VERVILLE
                                               ---------------------------
                                               Anne-Lee Verville

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph R. Palombo as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Short Term Bond Fund, Inc., and CMG Fund Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  October 21, 2003


                                               RICHARD L. WOOLWORTH
                                               ---------------------------
                                               Richard L. Woolworth